UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to Rule 14a-12

PROFUSA, INC.

(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROFUSA, INC.

626 Bancroft Way

Suite A

Berkeley, CA 94710

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 7, 2025

September 22, 2025

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2025 special meeting of stockholders (the “Special Meeting”) of Profusa, Inc., which will be held on October 7, 2025, beginning at 10:00 a.m., Eastern Time.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via teleconference. The dial-in information for the meeting can be found at www.cleartrustonline.com/pfsa. In addition, you will be able to register to attend, vote and examine the list of Stockholders entitled to vote at the Special Meeting by visiting www.cleartrustonline.com/pfsa and entering the twelve-digit control number found on your proxy card, included in your proxy materials. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote online or by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are in the proxy materials you received for the Special Meeting.

The sole purpose of the Special Meeting is to consider and vote upon:

•        Proposal 1 — Convertible Notes Proposal:    A proposal to approve, for the purpose of complying with the applicable provisions of The Nasdaq Stock Market LLC Listing Rule 5635(d), the potential issuance in excess of 19.99% of our outstanding shares of common stock upon the conversion of certain senior secured convertible notes.

•        Proposal 2 — Proposal to Increase Authorized Shares:    A proposal to approve an amendment to the Company’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 300,000,000 shares to 600,000,000 shares.

Our Board has fixed the close of business on September 22, 2025 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Convertible Notes Proposal and the Increase in the Authorized Shares Proposal is advisable and recommends that you vote or give instruction to vote “FOR” such proposal.

Enclosed is the Proxy Statement containing detailed information concerning the Convertible Notes Proposal, the Proposal to Increase Authorized Shares, and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

September 22, 2025

By Order of the Board of Directors
/s/ Ben C. Hwang
Ben C. Hwang, Ph.D.
Chairman of the Board

Your vote is important. If you are a stockholder of record, please vote online or by telephone, or sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Convertible Notes and Authorized Shares Proposals, and an abstention will have the same effect as voting “AGAINST” the Convertible Notes and Authorized Shares Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 7, 2025: This notice of meeting and the accompanying Proxy Statement are available at www.cleartrustonline.com/pfsa.

PROXY STATEMENT

i

PROFUSA, INC.
626 Bancroft Way
Suite A
Berkeley, CA 94710

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 7, 2025

PROXY STATEMENT

This proxy statement contains information related to the Special Meeting of Stockholders (the “Special Meeting”) to be held on October 7, 2025 at 10:00 a.m. Eastern Time, or at such other time and place to which the Special Meeting may be adjourned or postponed. We are planning to hold the Special Meeting virtually via teleconference. The dial-in information for the teleconference can be found at www.cleartrustonline.com/pfsa. The enclosed proxy is solicited by the Board of Directors (the “Board”) of Profusa, Inc. (the “Company”). The proxy materials relating to the Special Meeting will first be made available to stockholders entitled to vote at the Special Meeting on or about September 24, 2025. A list of record holders of the Company’s common stock entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose germane to the Special Meeting, at our principal offices at 626 Bancroft Way, Suite A, Berkeley, California 94710, during normal business hours for ten days prior to the Special Meeting (the “Stockholder List”) and available during the Special Meeting.

Our proxy materials including our Proxy Statement for the Special Meeting are included herewith and are also available on the Internet at www.cleartrustonline.com/pfsa.

In this Proxy Statement, the terms the “Company,” “we,” “us,” and “our” refer to Profusa, Inc. The mailing address of our principal executive offices is Profusa, Inc., 626 Bancroft Way, Suite A, Berkeley, California 94710.

ABOUT THE MEETING

Why are we calling this Special Meeting?

We are calling the Special Meeting to seek the approval of our stockholders to approve, for the purpose of complying with the applicable provisions of The Nasdaq Stock Market LLC Listing Rule 5635(d), the potential issuance in excess of 19.99% of our outstanding shares of common stock upon the conversion of certain senior secured convertible notes and an amendment to the Company’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 300,000,000 shares to 600,000,000 shares.

What are the Board’s recommendations?

Our Board believes that the approval of the proposals are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each Proposal.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, September 22, 2025 (the “Record Date”), are entitled to receive notice of the Special Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, we had outstanding 40,859,307 shares of common stock.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. Attendance shall be solely via teleconference. Dial-in information for the teleconference can be found at www.cleartrustonline.com/pfsa using the instructions provided on this proxy or any accompanying materials.

How do I attend and vote shares at the Special Meeting?

As a registered shareholder, you received a Proxy Card from Broadridge Financial Solutions. The form contains instructions on how to attend the virtual Special Meeting including the URL address, along with your twelve-digit control number. You will need your twelve-digit control number for access. If you do not have your control number, contact Broadridge at the phone number or e-mail address below. Broadridge’s contact information for our Special Meeting is as follows: call 1-(631) 257-4187, or email Andrew.Dewar@broadridge.com.

The meeting website will be available for access 15 minutes prior to the start of the Special Meeting. Enter the URL address into your browser www.cleartrustonline.com/pfsa, and enter your twelve-digit control number, name and email address.

Beneficial investors, who own their investments through a bank or broker, will need to contact their bank or broker to receive their twelve-digit control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker.

What is being voted on?

You are being asked to vote on:

•        Proposal 1 — Convertible Notes Proposal:    A proposal to approve, for the purpose of complying with the applicable provisions of The Nasdaq Stock Market LLC Listing Rule 5635(d), the potential issuance in excess of 19.99% of our outstanding shares of common stock upon the conversion of certain senior secured convertible notes.

•        Proposal 2 — Proposal to Increase Authorized Shares:    A proposal to approve an amendment to the Company’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 300,000,000 shares to 600,000,000 shares.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the Convertible Notes Proposal and the Proposal to Increase Authorized Shares presented to the stockholders at the Special Meeting will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on September 22, 2025, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 40,859,307 shares of our common stock were outstanding and entitled to vote.

Stockholder of Record:    Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to submit your proxy vote either online, by telephone, or by filling out and returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting if your bank or broker provides you with a twelve-digit control number.

What constitutes a quorum?

The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present by remote communication or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Special Meeting.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting if your bank or broker provides you with a twelve-digit control number.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company has not engaged a proxy solicitor for this Special Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact the Company at (212) 494-9022.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “can,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential” and other similar words and expressions of the future. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

THE SPECIAL MEETING

Overview

Date, Time and Place.    The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on October 7, 2025, as a virtual meeting. You will be able to register to attend, vote and examine the list of Stockholders entitled to vote at the Special Meeting by visiting www.cleartrustonline.com/pfsa and entering the twelve-digit control number found on their proxy card, included in your proxy materials. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, or by using the Internet. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the Special Meeting.

If your shares are registered in your name with our transfer agent and you wish to attend the Special Meeting, you may register to do so as described above.

Beneficial owners who wish to vote during the Special Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares to obtain a legal proxy. All holders can register to attend the meeting with their twelve-digit control number.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s common stock at the close of business on September 22, 2025, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned on the record date. The Company’s warrants do not carry voting rights. At the close of business on the record date for the Special Meeting, there were 40,859,307 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact the Company at (212) 494-9022.

PROPOSAL NO. 1: CONVERTIBLE NOTES PROPOSAL

General

On February 11, 2025, Profusa, Inc. (formerly known as NorthView Acquisition Corp.) executed a Securities Purchase Agreement (the “PIPE Subscription Agreement”) with Ascent Partners Fund LLC (“Ascent”, and together with any additional investors who become parties to the PIPE Subscription Agreement, the “PIPE Investors”). Pursuant to the PIPE Subscription Agreement, the PIPE Investors are expected, subject to the conditions relating to such purchase set forth in the PIPE Subscription Agreement, to purchase from Profusa senior secured convertible notes in an aggregate principal amount of up to $22,222,222 (the “PIPE Convertible Notes”) for an aggregate purchase price of up to $20,000,000, reflecting a 10% original issue discount to the face amount (“OID”).

At the Closing and pursuant to the PIPE Subscription Agreement, Profusa issued a PIPE Convertible Note in the principal amount of $10,000,000 (the “Initial Note”) for a purchase price of $9,000,000, reflecting a 10% OID. The Initial Note matures on the date that is 18-months from closing of the Company’s IPO (the “Maturity Date”) and is convertible at any time at the PIPE Investor’s option at a conversion price equal to the lower of $10 or 95% of the lowest daily volume-weighted average price per share (“VWAP”) of Profusa Common Stock in the 10 trading days prior to the original issue date of the Initial Note and shall be adjusted, without limitation, based on down-round and most-favored nation (MFN) price and terms protections (the “Conversion Price”).

The Initial Note includes a “Minimum Interest Amount” equal to 10% of the principal amount, which represents a full year of interest payments under the Initial Note; provided, that such Minimum Interest Amount shall be reduced by the amount of interest accrued on the principal amount of the Initial Note. Interest shall accrue on the aggregate unconverted and then outstanding principal amount of the Initial Note at a rate of 10% per annum, provided that the Minimum Interest Amount shall be fully earned and accrued on the original issue date of the Initial Note. Upon an event of default, the interest rate shall be adjusted and increase to 24% per annum. Payments made in cash under the Initial Note shall be subject to a 5% fee, which shall be in addition to any amounts owed thereunder. The Initial Note provides for certain events of default that are typical for a transaction of this type, including, among other things, any breach of the representations or warranties made by Profusa or its subsidiaries. The Initial Note also provides for a 10% late fee in case of late payments and mandatory prepayments upon Subsequent Offerings (as defined in the Initial Note) and, in the absence of an event of default, may be prepaid upon 10 business days prior notice, subject to certain conversion rights of the PIPE Investors.

The Initial Note may not be converted by the PIPE Investors into shares of Profusa Common Stock if such conversion would result in the investors or their affiliates owning in excess of 4.99% of the number of shares of Profusa Common Stock outstanding immediately after giving effect to the issuance of all shares issuable upon conversion of the Initial Note (the “Beneficial Ownership Limitation”); provided, that the PIPE Investors may increase or decrease the Beneficial Ownership Limitation upon at least 61 days’ prior notice to Profusa so long as such increase does not exceed 9.99% of the number of shares of Profusa Common Stock outstanding immediately after giving effect to the issuance of all shares issuable upon conversion of the Initial Note.

The Company issued the Initial Note pursuant to the exemption from the registration requirements of the Securities Act available under Section 4(a)(2).

Amendment No. 1 to the Securities Purchase Agreement and Initial Note

On August 25, 2025, the Company entered into Amendment No. 1 (the “SPA Amendment”) to the PIPE Subscription Agreement. Pursuant to the SPA Amendment, Section 2.1 of the PIPE Subscription Agreement was amended and restated to provide for four tranches of Notes: (i) an initial closing for Notes in an aggregate principal amount of $10,000,000 (the “First Tranche”), which already occurred in July 11, 2025; (ii) a second closing for Notes in an aggregate principal amount of $2,222,222 (the “Second Tranche”) for a purchase price of $2,000,000, subject to the satisfaction of certain conditions including the filing of a registration statement on Form S-1 covering all conversion shares and no Nasdaq listing deficiency; (iii) a third closing for Notes in an aggregate principal amount of $5,555,556 (the “Third Tranche”) for a purchase price of $5,000,000, subject to the satisfaction of certain conditions including the full conversion or repayment of the First Tranche, effectiveness of a registration statement, no Nasdaq listing deficiency, and receipt of stockholder approval; and (iv) a fourth closing for Notes in an aggregate principal amount of $4,444,444 (the “Fourth Tranche”) for a purchase price of $4,000,000, subject to the satisfaction of certain conditions including the full repayment of the First and Second Tranches, at least fifty percent (50%) repayment or conversion of the Third Tranche, effectiveness of a registration statement, and no Nasdaq listing deficiency. The Amendment supersedes and replaces all prior provisions relating to “Additional Closings” and “Additional Notes,” and all references to such terms in the PIPE Subscription Agreement and related documents are to be construed in accordance with the new tranche structure.

Concurrently, on August 25, 2025, the Company entered into Amendment No. 1 (the “Note Amendment”) to the Initial Note. The Note Amendment modifies the terms of the Initial Note, specifically amending Section 4(b) to revise the conversion price provisions on any conversion date to be the lower of (i) the Conversion Price on such date and (ii) ninety-five percent (95%) of the lowest daily volume weighted average price (“VWAP”) for the Company’s common stock during the ten consecutive trading days immediately preceding the applicable conversion date (the “Alternate Conversion Price”), provided that in no event shall the conversion price be less than the Floor Price of twenty percent (20%) of the closing sale price of the common stock on the principal trading market on the trading day immediately preceding the Note Amendment’s effective date, which was August 22, 2025.

PIPE Lock-Up Agreement

On July 11, 2025, the PIPE Investors entered into a lock-up agreement (the “PIPE Lock-Up Agreement”), pursuant to which they agreed to, subject to certain customary exceptions, not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of any shares of our Common Stock or securities convertible, exchangeable or exercisable into shares of our Common Stock beneficially owned, held or acquired by them. The period for such restrictions shall apply from the Closing Date until the termination of the PIPE Lock-Up Agreement in accordance with its terms.

PIPE Registration Rights Agreement

On July 11, 2025, we and the PIPE Investors entered into a registration rights agreement (the “PIPE Registration Rights Agreement”), which provides customary demand and piggyback registration rights.

The PIPE Registration Rights Agreement provided that we will, as soon as practicable, but in any event within 20 calendar days after the Closing Date (the “Filing Date”), use our reasonable best efforts to file with the SEC a registration statement registering the resale of certain Common Stock issuable to the PIPE Investors upon conversion of the PIPE Convertible Notes. We will use our reasonable efforts to have the registration statement declared effective within 45 days (but in any event no later than the 60th calendar day) after the filing thereof.

On August 1, 2025, we entered into Amendment No. 1 to the PIPE Registration Rights Agreement, whereby we amended the Filing Date to September 14, 2025.

Security Agreement

On July 11, 2025, we and old Profusa (collectively, the “Profusa Parties”) entered into a Security Agreement with Ascent, as collateral agent (the “Security Agreement”), pursuant to which the Profusa Parties granted a security interest in substantially all of their respective assets to Ascent, to secure their respective obligations under the PIPE Convertible Notes.

Guaranty

On July 11, 2025, the Profusa Parties and their respective subsidiaries, successors and permitted assigns entered into a guaranty (the “Guaranty”), pursuant to which each such party guaranteed the other parties’ obligations under the PIPE Convertible Notes.

Why We Need Stockholder Approval

As a result of our listing on The Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Listing Rules, including Rule 5635(d). Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance by us of more than 19.99% of our outstanding shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the lower of (i) the official closing price of our common stock on Nasdaq immediately preceding the signing of the binding agreement, or (ii) the average official closing price of our common stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the signing of the binding agreement (the “Nasdaq 20% Rule”).

Pursuant to the PIPE Convertible Notes in no event may we issue or sell to Ascent shares of our common stock in excess of the 19.99% of the Company’s issued and outstanding shares of common stock (the “Exchange Cap”), unless (i) we obtain stockholder approval to issue shares of common stock in excess of the Exchange Cap or (ii) the average conversion price per share of all applicable sales of our common stock to Ascent under the PIPE Convertible Notes equals or exceeds the Minimum Price (which represents the lower of (a) the official closing price of our Common Stock on Nasdaq immediately preceding the execution of the Purchase Agreement and (b) the average official closing price of our Common Stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the Purchase Agreement.

Potential Effects of Approval of this Proposal

The PIPE Convertible Notes provide up to $20 million of near-term capital with minimal closing contingencies and no cash interest payments prior to maturity. It aligns the PIPE Investors’ economic interests with those of our stockholders through equity convertibility and a beneficial-ownership cap. The notes are senior-secured, which limits execution risk while preserving strategic flexibility for future credit facilities. Additionally, the financing can be drawn in tranches at the Company’s option, enabling the Company to match capital deployment with operational milestones and market conditions. After considering the Company’s capital requirements, the terms of the PIPE Convertible Notes, the relative costs and benefits of alternative financing structures, and the availability of capital in current market conditions, the Board determined that the issuance of the PIPE Convertible Notes is advisable and in the best interests of the Company and its stockholders.

Potential Effects of Non-Approval of this Proposal

Failure to approve this Proposal would cap conversions under the PIPE Convertible Notes at the Exchange Cap unless the market price condition is satisfied. In that event, the Company may be required to seek alternative, potentially more expensive capital, curtail or delay strategic initiatives, and/or renegotiate financing terms to repay the PIPE Convertible Notes, any of which could materially and adversely affect the Company’s business, prospects, and stockholder value.

Dilution

If fully converted, the PIPE Investor would receive approximately 222,222,222 shares of our common stock, representing our fully-diluted shares outstanding as of the record date. Because the conversion price is based in part on market volume-weighted average price (“VWAP”) and is subject to downward adjustment, the actual number of shares issued could be greater, resulting in additional dilution to existing stockholders’ voting and economic interests. Further, the issuance of shares upon conversion could have an adverse impact on the market price of our common stock. Conversely, approval of this Proposal positions the Company to deploy capital to accelerate commercialization, strengthen the balance sheet, and pursue strategic initiatives, which the Board believes will create long-term stockholder value that outweighs the dilutive impact.

Required Vote and Recommendation

In accordance with our certificate of incorporation, as amended, and Delaware law, approval and adoption of this Proposal requires the affirmative vote of a majority of the total votes cast, in person or by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CONVERTIBLE NOTES PROPOSAL.

PROPOSAL NO. 2: PROPSAL TO INCREASE AUTHORIZED SHARES

The Board is requesting stockholder approval of an amendment to the Company’s amended and restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock, par value $0.0001 per share (“Common Stock”), from 300,000,000 shares to 600,000,000 shares. The number of authorized shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), will remain at 1,000,000 shares. The current amended and restated Certificate of Incorporation was most recently amended in July 2025 pursuant to an amendment adopted by our stockholders, and the authorized number of shares of common stock has not been increased since that time. The text of the proposed amendment is set forth on Appendix A to this Proxy Statement.

The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company’s common stock available for future issuance, which would result in dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment to the Company’s amended and restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Although, at present, the Board has no other plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include raising capital, providing equity incentives to employees, officers or directors, and establishing strategic relationships with other companies.

Rationale for the Increase

Since the date on which our Certificate of Incorporation was last amended, the Company has completed its business combination with Profusa, Inc., initiated a $22,222,222 senior secured convertible note facility, entered into a committed equity line of credit (“ELOC”) with Ascent Partners Fund LLC for up to $100,000,000, and adopted a new 2025 Equity Incentive Plan. These corporate initiatives, along with the Company’s strategic objective to pursue future financings, acquisitions, and other growth transactions, will require significant additional equity capacity. Based on the share reserves necessary for (i) conversion of the Initial Note and any additional convertible notes issued pursuant to the PIPE Subscription Agreement, (ii) the issuance of up to 8,070,830 Purchase Shares and 900,000 Commitment Warrant Shares under the ELOC, (iii) the issuance of up to 3,875,000 Milestone Earn-Out Shares, (iv) the potential cashless exercises of outstanding publicly-traded warrants, and (v) future grants under the 2025 Equity Incentive Plan and the Employee Stock Purchase Plan, the Company has determined that the current authorized share limit of 300,000,000 shares is insufficient to support its capital structure and growth plans. Without an increase, the Company’s flexibility to raise capital, consummate strategic transactions, or issue equity-based incentives would be severely constrained.

Potential Effects of Non-Approval of this Proposal

If the Proposal to Increase Authorized Shares is not approved, the Company will continue to have 300,000,000 authorized shares of Common Stock. In that event, the Company may be unable to satisfy its contractual obligations to issue shares upon conversion of the PIPE Convertible Notes, exercise of the Commitment Warrants, or drawdowns under the ELOC in excess of the current share reserve, which could trigger default provisions, monetary penalties, or forced cash settlements. Our ability to raise additional capital through equity or equity-linked securities would be severely limited, potentially impairing our liquidity, growth, and commercialization strategies. We may be forced to forego or delay strategic acquisitions or partnerships that require equity consideration, and we would have diminished flexibility to grant equity-based compensation necessary to attract and retain key employees and directors.

Required Vote and Recommendation

In accordance with our certificate of incorporation, as amended, and Delaware law, approval and adoption of this Proposal requires the affirmative vote of a majority of the total votes cast, in person or by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO INCREASE AUTHORIZED SHARES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of September 22, 2025, regarding beneficial ownership of our common stock by:

•        each of our directors;

•        each of our named executive officers;

•        all directors and executive officers as a group; and

•        each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 40,859,307 shares of Common Stock issued and outstanding on the Record Date.

In accordance with SEC rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of Record Date are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 626 Bancroft Way, Suite A, Berkeley, CA 94710. Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Beneficial Ownership Table

	Post-Business Combination
Name of Beneficial Owner	Number	Percentage
Executive Officers and Directors:
Ben Hwang, Ph.D.(1)	844,228	2.1%
Fred Knechtel(2)	8,985,042	19.7%
Rajesh Asarpota	—	—
Lauren Chung	—	—
Peter O’Rourke	—	—
Jack Stover(3)	8,658,652	19.0%
All directors and executive officers as a group (six individuals)(1)(2)(3)	9,829,270	21.6%

Five Percent or More Holders:
NorthView Sponsor I, LLC(4)	8,658,652	19.0%
BC hSensor Limited(5)	1,797,938	4.4%
Ascent Partners Fund LLC(6)	3,433,593	8.1%
Jesse Santana	2,140,055	5.2%

____________

(1)      Includes 366,886 shares held by Samantha Chiu, the spouse of Ben Hwang, Ph.D.

(2)      Consists of (i) 288,407 shares and 37,983 shares issuable upon exercise of warrants held directly by Mr. Knechtel and (ii) shares and shares issuable upon exercise of warrants held by NorthView Sponsor I, LLC, of which Mr. Knechtel is a manager. Mr. Knechtel disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(3)      Consists of shares and shares issuable upon exercise of warrants held by NorthView Sponsor I, LLC, of which Mr. Stover is a manager. Mr. Stover disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(4)      Consists of 4,033,530 shares and 4,625,122 shares issuable upon exercise of warrants. The business address of NorthView Sponsor, LLC is 207 West 25th St, 9th Floor, New York, NY 10001.

(5)      The business address of BC hSensor Limited is P.O. Box 4301, Road Town, Tortola, British Virgin Islands.

(6)      Comprised of 1,863,593 shares currently outstanding as of August 1, 2025, 1,000,000 shares issuable upon conversion of the Initial Note, and 570,000 of the Commitment Warrant Shares. The 8,070,830 Purchase Shares and the balance of 330,000 Commitment Warrant Shares are not included in the table above because these share issuances are subject to a beneficial ownership limitation of 9.99%. The business address of Ascent Partners Fund LLC is 19505 Biscayne Blvd., Suite 2350, Aventura, FL 33180.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Special Meeting

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 626 Bancroft Way, Suite A, Berkeley, California 94710, in writing not later than January 2, 2026. For any proposal that a stockholder wishes to propose for consideration at the 2026 Annual Meeting but does not wish to include in the proxy materials for that meeting, our Amended and Restated Bylaws require a notice of the proposal to be delivered by March 1, 2026. The notice of the proposal also must comply with the content requirements for such notices set forth in our Bylaws.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2026 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at (212) 494-9022 to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company at:

PROFUSA, INC.
626 Bancroft Way
Suite A
Berkeley, CA 94710
Telephone: (925) 997-6925

If you are a stockholder of the Company and would like to request documents, please do so by October 1, 2025, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Special Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Ben C. Hwang
Ben C. Hwang, Ph.D
Chief Executive Officer
September 22, 2025
Berkeley, CA

APPENDIX A

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
PROFUSA, INC.

Profusa, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) for the purpose of amending its Amended and Restated Certificate of Incorporation in accordance with the General Corporation Law of the State of Delaware, does hereby make and execute this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, and does hereby certify that:

1. Article FOUR, Section 4.1 of the Amended and Restated Certificate of Incorporation of the Corporation is amended by amending and restating the Article FOUR, Section 4.1, with no changes to be made to the subsequent sentences and provisions of Article FOUR:

“Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 601,000,000 shares, consisting of (a) 600,000,000 shares of common stock (the “Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).”

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

3. The foregoing amendment shall be effective upon filing.

IN WITNESS WHEREOF, I have signed this Certificate this [__]th day of [____], 2025.

Ben C. Hwang
Chief Executive Officer

A-1

ClearTrust, LLC - Proxy Agent 16540 Pointe Village Dr., Ste 210 Lutz, Florida 33558 * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY INTERNET: Go to: www.cleartrustonline.com/pfsa Have your Proxy Card ready Follow the simple instructions to record your vote MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided PHONE: Call 1-813-235-4490 Have your Proxy Card ready Request to vote your proxy. FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING. CONTROL NUMBER: SPECIAL MEETING OF STOCKHOLDERS PROFUSA, INC. DATE: October 7, 2025 TIME: 10:00 A.M. Eastern Time LOCATION: Teleconference (Visit www.cleartrustonline.com/pfsa for instructions.) This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Ben Hwang and Fred Knechtel (the “Named Proxies”) as proxies for the undersigned, with full power of substitution and resubstitution, and authorizes them, and each of them, to vote all the shares of common stock of Northview Acquistion Corp. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR EACH PROPOSAL. Continued and to be signed on the reverse side

SPECIAL MEETING OF STOCKHOLDERS PROPOSAL 1 A proposal to approve, for the purpose of complying with the applicable provisions of The Nasdaq Stock Market LLC Listing Rule 5635(d), the potential issuance in excess of 19.99% of our outstanding shares of common stock upon the conversion of certain senior secured convertible notes. PROPOSAL 2 A proposal to approve an amendment to the Company’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 100,000,000 shares to 500,000,000 shares. YOUR VOTE FOR AGAINST ABSTAIN Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Signature (and Title if applicable) Date Signature (if held jointly) Date SAVE TIME & REDUCE COSTS! PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL. LAST NAME,FIRST 99